AFL-CIO Housing Investment Trust Finances

Affordable Housing in San Francisco, CA

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $52.5 million construction of 53 Colton Street. Located in San Francisco’s South of Market neighborhood, 53 Colton Street will create 96 efficiency apartments and supportive services for previously homeless and extremely low-income residents. This building is part of a multi-phase redevelopment plan spearheaded by United Association Local 38 Plumbers & Pipefitters, which features a new union hall for Local 38, market-rate and affordable housing, neighborhood retail and a publicly accessible park.

As part of its $1 Billion “Bay Area Investment Initiative,” the HIT will invest $19.1 million in the new construction of 53 Colton Street, seeking to generate a competitive return for investors while creating union construction jobs and affordable housing. In this Initiative, the HIT is prepared to invest $500 million in multifamily housing projects in the Bay Area over the next five years and expects to leverage an additional $500 million from other sources. 53 Colton is the HIT’s twelfth project in San Francisco, marking over $350 million in multifamily project commitments to date since 1984.

The co-lenders on this project are: Merchants Bank of Indiana and Century Housing Corporation. The developers on this project are: Strada Investment Group and Community Housing Partnership.

53 Colton Street is designed to address acute homelessness in San Francisco: 35 units will be reserved for previously homeless residents of the adjacent Civic Center Hotel (an historic Single Room Occupancy facility included in the area redevelopment plan); and 61 units will be assigned to extremely low-income tenants by the City and County of San Francisco’s Department of Homelessness and Supportive Housing.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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